Exhibit 99.1

Kulicke & Soffa Reports Results for its Second Quarter 2008

—	Next-generation Power Series wire bonders receive enthusiastic response at China show

—	New Power Series product line extends market leadership

Fort Washington, PA – April 24, 2008 - Kulicke & Soffa Industries, Inc. (NASDAQ:KLIC) (“K&S”) today reports results for its quarter ended March 29, 2008. K&S announced quarterly net revenue of $176.3 million and a net loss of $6.1 million or $0.11 per share. The net loss includes a $9.2 million pre-tax, non-cash charge related to the termination of the Company’s U.S. pension plan. This press release contains both GAAP and non-GAAP financial information.

On a non-GAAP basis (excluding gold metal cost from both revenue and cost of sales, equity-based compensation, amortization of intangibles, and U.S. pension plan termination charge) the Company reported second quarter net revenue of $81.1 million and break-even results. Non-GAAP gross margin was 43.8%, which is up 25 basis points from the prior quarter.

GAAP Results:

	Q2 2008	vs. Q2 2007	vs. Q1 2008
Net Revenue	$176.3 million	+ 24%	- 22%
Gross Profit Gross Margin	$35.5 million 20.1%	- 200 basis points	- 580 basis points
Net Income (loss) Net Margin	($6.1) million -3.5%	- 190 basis points	- 1,070 basis points
EPS- Diluted	($0.11)	- 175%	- 140%

Non-GAAP Measures:

	Q2 2008	vs. Q2 2007	vs. Q1 2008
Net Revenue	$81.1 million	+ 14%	- 40%
Gross Profit Gross Margin	$35.6 million 43.8%	- 80 basis points	+ 25 basis points
Net Income (loss) Net Margin	$58 thousand 0.1%	+ 220 basis points	- 1,350 basis points
EPS- Diluted	$0.00	—	—

Non-GAAP measures exclude: gold metal cost from both net revenue and cost of sales; equity-based compensation from expenses; amortization of intangibles; and U.S. pension plan termination charge (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Scott Kulicke, chairman and chief executive officer, commented, “While some of our customer dialog indicates we are at, or at least near, the bottom of this cycle, no consensus has emerged about the timing of the next upturn. Whether the upturn comes later this year or in 2009, we think the launch of our new Power Series next-generation wire bonders puts us in a strong position to continue to gain market share.”

Second Quarter Financial Highlights

•	K&S total cash and investments increased $32 million from last quarter, to $171 million, driven by improved working capital.

•	K&S amended its bank credit facility used to support gold purchases, resulting in $6 million of cash flow.

•	K&S non-GAAP consolidated gross profit margin improved 25 basis points to 43.8% from 43.6% in the prior quarter.

Key Product Trends

•

Over 500 people waited in line at SEMICON China to get their first look at the new IConnPS and the ConnXPS ball bonders. These advanced-technology machines are now the cornerstones of the Company’s new Power Series product line.

The new IConnPS ball bonder replaces the market-leading Maxum Ultra with higher throughput and enhanced technology for advanced packaging requirements, ultra fine pitch, and copper wire packages.

The new ConnXPS ball bonder replaces the Maxum Elite, which is designed for lower pin count IC devices and the rapidly growing LED market.

•

K&S Formax gold wire achieved its final product introduction milestone: first volume shipments. After a rigorous qualification process, a leading flash-memory manufacturer began producing packages with the K&S Formax wire. The new wire is specifically formulated for stacked die packages like flash-memory and system-in-package devices.

•

K&S copper wire volume increased in the second quarter, growing 10% compared to the prior quarter and 80% compared to the year-ago quarter. Copper wire was 7% of the total wire volume during the quarter. CupraPlus copper capillary volumes also increased significantly.

Outlook for Third Fiscal Quarter

•	Net revenue is expected to be about $183 million on a GAAP basis, assuming current gold prices.

•	Net revenue is expected to be about $82 million on a non-GAAP basis, which excludes gold metal cost.

Earnings Conference Call Details

A conference call to discuss these results will be held today, April 24, 2008 beginning at 9:00 AM EDT. Interested participants may call 877-407-8037 for the teleconference or log on to http://www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll free 877-660-6853 or internationally 201-612-7415 and using the following replay access codes 5521 (account number) and 281258 (replay ID number). A replay will also be available on the K&S web site at http://www.kns.com/investors/events. The replay will be available via phone and web site through June 30, 2008.

Discussion of Non-GAAP financials

This press release contains non-GAAP financial measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management. Management uses non-GAAP financial measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP financial measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP financial measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results

The Company excludes the following from its GAAP results in presenting non-GAAP financial measures:

— Gold metal cost. The Company’s GAAP net revenue and cost of sales include the value of the gold metal content of wire. The cost of gold metal that is passed-through to customers is excluded from non-GAAP net revenue and cost of sales. Fabrication charges and profit on gold metal are not excluded. The Company believes that excluding the large impact of passed-through gold cost can provide investors with greater visibility into the Company’s profit margin percentages.

— Equity-based compensation expenses. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments, the Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of stock options and performance-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

- Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	U.S. pension plan termination, and;

•	Amortization of intangibles.

- Tax Adjustment. Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense by the GAAP net income for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are net revenue, gross profit, gross margin, net income, net margin, and EPS. The Company calculates these measures as follows:

— Net Revenue. K&S non-GAAP net revenue excludes gold metal cost that is passed-through to customers.

— Gross Profit. K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales. K&S non-GAAP gross profit is not affected by the exclusion of its gold metal cost from its net revenue since the same gold metal cost is also excluded from cost of sales.

— Gross Margin. K&S non-GAAP gross margin excludes the impact of gold metal cost and equity-based compensation expenses recorded within cost of sales.

— Net Income and Earnings per Share. K&S non-GAAP net income and EPS exclude equity-based compensation expenses, amortization of intangibles, U.S pension plan termination charge, gains on debt extinguishment, and related tax effects.

— Net Margin. Non-GAAP net margin reflects the Company’s net margin excluding gold metal cost, equity-based compensation, amortization of intangibles, U.S pension plan termination charge, gains on debt extinguishment, and related tax effects.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is the world’s leading supplier of semiconductor assembly equipment, materials, and technology. K&S provides wire bonders, capillaries, wire, die bonders, and die collets for all types of semiconductor packages using wire as the internal electrical interconnections. K&S is the only major supplier to the semiconductor assembly industry that provides customers with semiconductor assembly equipment along with the complementing packaging materials and process technology that enable our customers to achieve the highest possible yields and throughput. The ability to provide these assembly related products is unique to Kulicke & Soffa, and allows us to develop system solutions to the new technology challenges inherent in assembling and packaging next-generation semiconductor devices. Kulicke & Soffa’s web site address is http://www.kns.com.

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to our future revenue, revenue growth, sales, profitability, financial results, unit volumes, product development, release of products, industry forecasts, market share, the bottom of the semiconductor business cycle, upturns in the semiconductor business cycle, and projected demand for our products. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk of failure to successfully manage our operations; the risk that anticipated orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; acts of terrorism and violence; overall global economic conditions; risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations; potential instability in foreign capital markets; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2007 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Company Contact: Michael Sheaffer, 215-784-6411, 215-784-6167 fax, msheaffer@kns.com

#    #    #

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share and employee data)

(Unaudited)

	Three months ended		Six months ended
	March 31, 2007	March 29, 2008	March 31, 2007	March 29, 2008
Net revenue	$142,714	$176,340	$295,022	$402,590

Cost of sales	111,033	140,832	224,622	308,342

Gross profit	31,681	35,508	70,400	94,248

Selling, general and administrative	21,906	20,879	44,561	47,227
Research and development	12,530	16,115	24,355	31,043
U.S. pension plan termination	—	9,152	—	9,152

Total operating expenses	34,436	46,146	68,916	87,422

Income (loss) from operations	(2,755)	(10,638)	1,484	6,826

Interest income	1,509	1,191	2,966	2,760
Interest expense	(604)	(885)	(1,240)	(1,757)
Gain on extinguishment of debt	—	—	—	170

Income (loss) from operations before income taxes	(1,850)	(10,332)	3,210	7,999

Provision (benefit) for income taxes	364	(4,198)	1,251	(2,229)

Net income (loss)	$(2,214)	$(6,134)	$1,959	$10,228

Net income (loss) per share:
Basic	$(0.04)	$(0.11)	$0.03	$0.19

Diluted	$(0.04)	$(0.11)	$0.03	$0.17

Weighted average shares outstanding:
Basic	57,580	53,384	57,441	53,324
Diluted	57,580	53,384	58,229	62,225

Equity-based compensation expense:
Cost of sales	$66	$62	$133	$129
Selling, general and administrative	377	844	1,828	2,314
Research and development	350	309	898	1,016

Total	$793	$1,215	$2,859	$3,459

	Three months ended		Six months ended
	March 31, 2007	March 29, 2008	March 31, 2007	March 29, 2008
Additional financial data:

Depreciation and amortization	$2,461	$2,717	$4,766	$5,061

Capital expenditures	$1,207	$2,032	$2,307	$4,805

			March 31, 2007	March 29, 2008
Backlog of orders			59,000	73,000

Number of employees			2,622	2,714

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 29,	March 29,
	2007	2008
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$150,571	$151,747
Restricted cash	—	10,000
Short-term investments	19,339	9,379
Accounts and notes receivable, net of allowance for doubtful accounts of $1,713 and $1,420, respectively	177,512	158,097
Inventories, net	68,955	71,168
Prepaid expenses and other current assets	14,201	15,911
Deferred income taxes	3,631	3,518

TOTAL CURRENT ASSETS	434,209	419,820

Property, plant and equipment, net	37,953	41,372
Goodwill	33,212	32,393
Intangible assets	500	524
Other assets	6,726	7,003

TOTAL ASSETS	$512,600	$501,112

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$—	$72,412
Accounts payable	82,615	51,887
Accrued expenses	37,170	31,643
Income taxes payable	22,665	400

TOTAL CURRENT LIABILITIES	142,450	156,342

Long term debt	251,412	175,000
Other liabilities	12,335	39,415
Deferred income taxes	23,148	23,042

TOTAL LIABILITIES	429,345	393,799

SHAREHOLDERS’ EQUITY
Common stock, no par value	288,714	293,165
Treasury stock, at cost	(46,118)	(46,118)
Accumulated deficit	(154,094)	(143,059)
Accumulated other comprehensive income (loss)	(5,247)	3,325

TOTAL SHAREHOLDERS’ EQUITY	83,255	107,313

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$512,600	$501,112

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three months ended		Six months ended
	March 31, 2007	March 29, 2008	March 31, 2007	March 29, 2008
Net cash provided by (used in) continuing operations	$(9,327)	$35,376	$1,971	$10,851
Net cash used in discontinued operations	(1,247)	(365)	(2,211)	(733)

Net cash provided by (used in) operating activities	(10,574)	35,011	(240)	10,118
Net cash provided by investing activities	(14,424)	(3,539)	(32,015)	(4,810)
Net cash provided by (used in) financing activities	1,546	112	2,583	(3,512)
Effect of exchange rate changes on cash and cash equivalents	84	(832)	235	(620)

Changes in cash and cash equivalents	(23,368)	30,752	(29,437)	1,176
Cash and cash equivalents, beginning of period	127,898	120,995	133,967	150,571

Cash and cash equivalents, end of period	$104,530	$151,747	$104,530	$151,747
Restricted cash	—	10,000	—	10,000
Short-term investments	24,773	9,379	24,773	9,379

Total cash, cash equivalents, restricted cash & short-term investments	$129,303	$171,126	$129,303	$171,126

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

(In thousands)

(Unaudited)

Fiscal 2008:

	Equipment Segment	Packaging Materials Segment	Consolidated
Three months ended March 29, 2008:

Net revenue	$57,560	$118,780	$176,340
Cost of sales	34,796	106,036	140,832

Gross profit	22,764	12,744	35,508
Operating expenses	26,154	10,840	36,994
U.S. pension plan termination	9,152	—	9,152

Income (loss) from operations	$(12,542)	$1,904	$(10,638)

Six months ended March 29, 2008:

Net revenue	$165,018	$237,572	$402,590
Cost of sales	100,580	207,762	308,342

Gross profit	64,438	29,810	94,248
Operating expenses	57,947	20,323	78,270
U.S. pension plan termination	9,152	—	9,152

Income (loss) from operations	$(2,661)	$9,487	$6,826

Fiscal 2007:

	Equipment Segment	Packaging Materials Segment	Consolidated
Three months ended March 31, 2007:

Net revenue	$49,049	$93,665	$142,714
Cost of sales	29,422	81,611	111,033

Gross profit	19,627	12,054	31,681
Operating expenses	26,065	8,371	34,436

Income (loss) from operations	$(6,438)	$3,683	$(2,755)

Six months ended March 31, 2007:

Net revenue	$107,215	$187,807	$295,022
Cost of sales	62,598	162,024	224,622

Gross profit	44,617	25,783	70,400
Operating expenses	51,259	17,657	68,916

Income (loss) from operations	$(6,642)	$8,126	$1,484

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY

COMPARISON OF GAAP RESULTS AND NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended March 31, 2007	Three months ended March 29, 2008	Six months ended March 31, 2007	Six months ended March 29, 2008
	(GAAP results)
Net revenue	142,714	176,340	295,022	402,590
Gross profit	31,681	35,508	70,400	94,248
Income (loss) from operations	(2,755)	(10,638)	1,484	6,826
Net income (loss)	(2,214)	(6,134)	1,959	10,228

Weighted average shares outstanding:
Basic	57,580	53,384	57,441	53,324
Diluted	57,580	53,384	58,229	62,225

Net income (loss) per share
Basic	$(0.04)	$(0.11)	0.03	0.19
Diluted	$(0.04)	$(0.11)	0.03	0.17

	(Non-GAAP measures)
Net revenue	71,093	81,126	152,395	216,007
Gross profit	31,747	35,570	70,533	94,377
Income (loss) from operations	(1,889)	(209)	4,416	19,543
Net income (loss)	(1,518)	58	4,358	18,310

Weighted average shares outstanding:
Basic	57,580	53,384	57,441	53,324
Diluted	57,580	62,221	58,229	62,225

Net income (loss) per share
Basic	$(0.03)	$0.00	$0.08	$0.34
Diluted	$(0.03)	$0.00	$0.07	$0.30

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	Packaging Materials Segment	Consolidated
Fiscal 2008:

Three months ended March 29, 2008:

	(GAAP results)
Net revenue	$57,560	$118,780	$176,340
Gross profit	22,764	12,744	35,508
Income (loss) from operations	(12,542)	1,904	(10,638)

	(Non-GAAP measures)
Net revenue	$57,560	$23,566	$81,126
Gross profit	22,799	12,771	35,570
Income (loss) from operations	(2,421)	2,212	(209)

Six months ended March 29, 2008:

	(GAAP results)
Net revenue	$165,018	$237,572	$402,590
Gross profit	64,438	29,810	94,248
Income (loss) from operations	(2,661)	9,487	6,826

	(Non-GAAP measures)
Net revenue	$165,018	$50,989	$216,007
Gross profit	64,509	29,868	94,377
Income from operations	9,292	10,251	19,543

Fiscal 2007:

Three months ended March 31, 2007:

	(GAAP results)
Net revenue	$49,049	$93,665	$142,714
Gross profit	19,627	12,054	31,681
Income (loss) from operations	(6,438)	3,683	(2,755)

	(Non-GAAP measures)
Net revenue	$49,049	$22,044	$71,093
Gross profit	19,659	12,088	31,747
Income (loss) from operations	(5,746)	3,857	(1,889)

Six months ended March 31, 2007:

	(GAAP results)
Net revenue	$107,215	$187,807	$295,022
Gross profit	44,617	25,783	70,400
Income (loss) from operations	(6,642)	8,126	1,484

	(Non-GAAP measures)
Net revenue	$107,215	$45,180	$152,395
Gross profit	44,675	25,858	70,533
Income (loss) from operations	(4,453)	8,869	4,416

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended March 31, 2007	% of Revenue	Three months ended March 29, 2008	% of Revenue	Six months ended March 31, 2007	% of Revenue	Six months ended March 29, 2008	% of Revenue
Net revenue (GAAP results)	$142,714		$176,340		$295,022		$402,590
- Gold Metal adjustment	(71,621)		(95,214)		(142,627)		(186,583)

Net revenue (Non-GAAP measures)	71,093		81,126		152,395		216,007

Gross profit (GAAP results)	31,681	22.2%	35,508	20.1%	70,400	23.9%	94,248	23.4%
- Equity-based compensation expense	66		62		133		129

Gross profit (Non-GAAP measures)	31,747	44.7%	35,570	43.8%	70,533	46.3%	94,377	43.7%
Income (loss) from operations (GAAP results)	(2,755)	-1.9%	(10,638)	-6.0%	1,484	0.5%	6,826	1.7%
- Equity-based compensation expense	793		1,215		2,859		3,459
- U.S. pension plan termination	—		9,152		—		9,152
- Amortization of intangibles	73		62		73		106

Income (loss) from operations (Non-GAAP measures)	(1,889)	-2.7%	(209)	-0.3%	4,416	2.9%	19,543	9.0%

Net income (loss) (GAAP results)	(2,214)	-1.6%	(6,134)	-3.5%	1,959	0.7%	10,228	2.5%
- Equity-based compensation expense	793		1,215		2,859		3,459
- U.S. pension plan termination	—		9,152		—		9,152
- Amortization of intangibles	73		62		73		106
- Gain on extinguishment of debt	—		—		—		(170)
- Tax effect of non-GAAP adjustments	(170)		(4,237)		(533)		(4,465)

Net income (loss) (Non-GAAP measures)	(1,518)	-2.1%	58	0.1%	4,358	2.9%	18,310	8.5%

Weighted average shares outstanding (GAAP & Non-GAAP)
Basic	57,580		53,384		57,441		53,324
Diluted	57,580		62,221		58,229		62,225

Net income (loss) per share (GAAP results)
Basic	$(0.04)		$(0.11)		$0.03		$0.19
Diluted	$(0.04)		$(0.11)		$0.03		$0.17

Adjustments to net income per share
Basic	$0.01		$0.11		$0.05		$0.15
Diluted	$0.01		$0.11		$0.04		$0.13

Net income (loss) per share (Non-GAAP measures)
Basic	$(0.03)		$0.00		$0.08		$0.34
Diluted	$(0.03)		$0.00		$0.07		$0.30

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	% of Revenue	Packaging Materials Segment	% of Revenue	Consolidated
Fiscal 2008:

Three months ended March 29, 2008:

Net revenue (GAAP results)	$57,560		$118,780		$176,340
- Gold metal adjustment	—		(95,214)		(95,214)

Net revenue (Non-GAAP measures)	57,560		23,566		81,126

Gross profit (GAAP results)	22,764	39.5%	12,744	10.7%	35,508
- Equity-based compensation expense	35		27		62

Gross profit (Non-GAAP measures)	22,799	39.6%	12,771	54.2%	35,570

Income (loss) from operations (GAAP results)	(12,542)	-21.8%	1,904	1.6%	(10,638)
- Equity-based compensation expense	907		308		1,215
- U.S. pension plan termination	9,152		—		9,152
- Amortization of intangibles	62		—		62

Income (loss) from operations (Non-GAAP measures)	(2,421)	-4.2%	2,212	9.4%	(209)

Six months ended March 29, 2008:

Net revenue (GAAP results)	165,018		237,572		402,590
- Gold metal adjustment	—		(186,583)		(186,583)

Net revenue (Non-GAAP measures)	165,018		50,989		216,007

Gross profit (GAAP results)	64,438	39.0%	29,810	12.5%	94,248
- Equity-based compensation expense	71		58		129

Gross profit (Non-GAAP measures)	64,509	39.1%	29,868	58.6%	94,377

Income (loss) from operations (GAAP results)	(2,661)	-1.6%	9,487	4.0%	6,826
- Equity-based compensation expense	2,695		764		3,459
- U.S. pension plan termination	9,152		—		9,152
- Amortization of intangibles	106		—		106

Income from operations (Non-GAAP measures)	9,292	5.6%	10,251	20.1%	19,543

Fiscal 2007:

Three months ended March 31, 2007:

Net revenue (GAAP results)	$49,049		$93,665		$142,714
- Gold metal adjustment	—		(71,621)		(71,621)

Net revenue (Non-GAAP measures)	49,049		22,044		71,093

Gross profit (GAAP results)	19,627	40.0%	12,054	12.9%	31,681
- Equity-based compensation expense	32		34		66

Gross profit (Non-GAAP measures)	19,659	40.1%	12,088	54.8%	31,747

Income (loss) from operations (GAAP results)	(6,438)	-13.1%	3,683	3.9%	(2,755)
- Equity-based compensation expense	619		174		793
- Amortization of intangibles	73		—		73

Income (loss) from operations (Non-GAAP measures)	(5,746)	-11.7%	3,857	17.5%	(1,889)

Six months ended March 31, 2007:

Net revenue (GAAP results)	107,215		187,807		295,022
- Gold metal adjustment	—		(142,627)		(142,627)

Net revenue (Non-GAAP measures)	107,215		45,180		152,395

Gross profit (GAAP results)	44,617	41.6%	25,783	13.7%	70,400
- Equity-based compensation expense	58		75		133

Gross profit (Non-GAAP measures)	44,675	41.7%	25,858	57.2%	70,533

Income (loss) from operations (GAAP results)	(6,642)	-6.2%	8,126	4.3%	1,484
- Equity-based compensation expense	2,116		743		2,859
- Amortization of intangibles	73		—		73

Income (loss) from operations (Non-GAAP measures)	(4,453)	-4.2%	8,869	19.6%	4,416